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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 31, 2004

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

155 Inverness Drive West, Suite 200, Englewood, CO 80112-5000
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-290-8700

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5—Corporate Governance and Management

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        Effective December 31, 2004, MarkWest Energy GP, L.L.C., the general partner of MarkWest Energy Partners, L.P. ("MarkWest Energy"), amended (Amendment No. 1) the Amended and Restated Limited Partnership Agreement of MarkWest Energy Partners, L.P., dated May 24, 2002, to provide for the contribution of $1.7 million by the general partner to MarkWest Energy to partially fund the removal of existing processing facilities, and the construction and completion of replacement facilities at the Cobb Gas Extraction Plant in West Virginia. In addition, the amendment specifies that the first $1.7 million depreciation or amortization deductions attributable to the new plant will be allocated to the general partner.

ITEM 9.01. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit #	Description
99.1	Amendment No. 1 To Amended and Restated Limited Partnership Agreement MarkWest Energy Partners, L.P.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P. (Registrant)
Date: January 6, 2005	By:	/s/ JAMES G. IVEY James G. Ivey Chief Financial Officer

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  SECTION 5—Corporate Governance and Management
  ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE